Exhibit 10.24

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

June 10, 2020

GUILD MORTGAGE COMPANY

5898 COPLEY DRIVE

SAN DIEGO, CA 92111

Attn: AMBER ELWELL

Re:

Mortgage Warehouse Agreement (as modified or amended from time to time prior to the date of this letter, the “Warehouse Agreement”) entered into as of APRIL 13, 2020, executed by GUILD MORTGAGE COMPANY, A CALIFORNIA CORPORATION (the foregoing are each individually and collectively referred to herein as “Seller”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION (“Bank”)

Dear Ms. ELWELL:

This letter relates to Seller’s request for an Overline Facility Increase pursuant to the above-referenced Warehouse Agreement and constitutes an Overline Confirmation thereunder. Capitalized terms used in this Overline Confirmation but not otherwise defined herein shall have the meanings given to such terms in the Warehouse Agreement.

Please be advised that in response to Seller’s request, Bank has agreed to the Overline Facility Increase described in this Overline Confirmation subject to the following terms:

●

The Overline Facility Increase shall: (a) commence on JULY 1, 2020 (the “Overline Commencement Date”) on which a fully executed copy of this Overline Confirmation is received by the undersigned and all other conditions precedent set forth herein to the effectiveness of the Overline Facility Increase have been satisfied; and (b) shall terminate at 5:00 P.M. (Central Time) on AUGUST 15, 2020 (the “Overline Period”).

●	During the Overline Period, the Maximum Participation Amount shall be temporarily increased to an amount equal to [***].

●

During the Overline Period, the Minimum Pledged Balance shall be temporarily increased to an amount equal to [***]. As a condition precedent to the effectiveness of the Overline Facility Increase, Seller shall deposit into the Pledged Account good funds in such amount required in order to maintain therein the Minimum Pledged Balance set forth in the preceding sentence.

●	As an additional condition precedent to the effectiveness of the Overline Facility Increase, a fully executed copy of this Overline Confirmation must be returned to the undersigned.

During the Overline Period, the Maximum Participation Amount and Minimum Pledged Balance shall equal the respective amounts set forth in this Overline Confirmation. Upon the termination of the Overline Period, the Maximum Participation Amount and (if applicable) the Minimum Pledged Balance shall automatically be reduced to the respective amounts set forth in the Warehouse Agreement. Please note that nothing contained in this Overline Confirmation amends or modifies the Warehouse Agreement.

2221 Lakeside Boulevard, Suite 800 • Richardson, TX 75082	Overline Confirmation / Version: 2015-4

June 10, 2020

This Overline Confirmation, the Warehouse Agreement and the other Warehouse Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

If this Overline Confirmation correctly reflects your agreement as to the matters contained herein, please indicate such agreement by signing the acknowledgment where indicated below. In the event that any signature to this Overline Confirmation is delivered by facsimile transmission or by e-mail delivery of an electronic image of this Overline Confirmation, such signature shall create a valid and binding obligation of the executing party with the same force and effect as if such facsimile or electronic image is an original signature. This Overline Confirmation may be executed in one or more counterparts, all of which together shall be one and the same instrument.

Sincerely,

TEXAS CAPITAL BANK,
NATIONAL ASSOCIATION

By:	/s/ Heather Crawford
Name:	Heather Crawford
Title:	Vice President

2221 Lakeside Boulevard, Suite 800 • Richardson, TX 75082	Overline Confirmation / Version: 2015-4

June 10, 2020

AGREED TO AND APPROVED BY SELLER:

this 25 day of June, 2020

GUILD MORTGAGE COMPANY, A CALIFORNIA CORPORATION

By:	/s/ AMBER ELWELL
Name:	AMBER ELWELL
Title:	CHIEF FINANCIAL OFFICER

* * *

STATE OF	§
§
COUNTY OF	§

This document was acknowledged before me on the __ day of _______, 20_, by AMBER ELWELL, CHIEF FINANCIAL OFFICER of GUILD MORTGAGE COMPANY, A CALIFORNIA CORPORATION, known to me to be the person who executed this document in the capacity and for the purposes therein stated.

Notary Public, State of

My commission expires:

[NOTARY STAMP]

2221 Lakeside Boulevard, Suite 800 • Richardson, TX 75082	Overline Confirmation / Version: 2015-4

June 10, 2020

AGREED TO AND APPROVED BY GUARANTOR:

this 25 day of June, 2020

GUILD MORTGAGE COMPANY, LLC, A DELAWARE

LIMITED LIABILITY COMPANY

By:	/s/ AMBER ELWELL
Name:	AMBER ELWELL
Title:	CHIEF FINANCIAL OFFICER

* * *

STATE OF	§
§
COUNTY OF	§

This document was acknowledged before me on the __ day of _______, 20_, by AMBER ELWELL, CHIEF FINANCIAL OFFICER of GUILD MORTGAGE COMPANY, LLC, A DELAWARE LIMITED LIABILITY COMPANY, known to me to be the person who executed this document in the capacity and for the purposes therein stated.

Notary Public, State of

My commission expires:

[NOTARY STAMP]

2221 Lakeside Boulevard, Suite 800 • Richardson, TX 75082	Overline Confirmation / Version: 2015-4

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT **CIVIL CODE § 1189**

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California)
County of San Diego)

On June 25, 2020 before me, Dorothy Giacalone, Notary Public,
Date *Here Insert Name and Title of the Officer*

personally appeared Amber Elwell, Chief Financial Officer of Guild Mortgage Company,
Name(s) of Signer(s)
a California Corporation,

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

DOROTHY GIACALONE
COMM. # 2297837
NOTARY PUBLIC • CALIFORNIA
SAN DIEGO COUNTY
Commission Expires Aug. 16, 2023

Signature Dorothy Giacalone
Signature of Notary Public

Place Notary Seal Above

OPTIONAL

Though this section is optional, completing this information can deter alteration of the document or fraudulent reattachment of this form to an unintended document.

Description of Attached Document

Title or Type of Document: ____________ Document Date: ____________
Number of Pages: ______ Signer(s) Other Than Named Above: ____________

Capacity(ies) Claimed by Signer(s)

Signer's Name: ____________
☐ Corporate Officer — Title(s): ____________
☐ Partner — ☐ Limited ☐ General
☐ Individual ☐ Attorney in Fact
☐ Trustee ☐ Guardian or Conservator
☐ Other: ____________
Signer Is Representing: ____________

Signer's Name: ____________
☐ Corporate Officer — Title(s): ____________
☐ Partner — ☐ Limited ☐ General
☐ Individual ☐ Attorney in Fact
☐ Trustee ☐ Guardian or Conservator
☐ Other: ____________
Signer Is Representing: ____________

©2014 National Notary Association • www.NationalNotary.org • 1-800-US NOTARY (1-800-876-6827) Item #5907

CALIFORNIA ALL-PURPOSE, ACKNOWLEDGMENT CIVIL CODE § 1189 A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy; or validity of that document. State of County of San Diego On June 25, 2020 before me, Dorothy, Notary Public . Date Here Insert Name and Title of the Officer personally appeared Amber Elwell, Chief Financial Officer of Guild Mortgage Company, Name(s) of LLC, a Delaware Limited Liability Company who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument arid acknowledged to me that he/she/they executed the same in his/her/their authorized capacity, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted; executed the instrument. I certify .under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. Place Notary Seal Above ----------------- OPTIONAL ·--· ----------------- Though this section is optional, completing this information can deter alteration of the document or fraudulent reattachment of this form to an unintended document. Description of Attached Document Title or Type of Document: ____________Document ·date: ________ Number of Pages: ______ Signer(s) Other Than Named Above: ____________ Claimed by Signer(s) Name: ____________ Signer’s Name 0 Corporate Officer -’- Title(s): _______ Officer - Title(s): _______ Partner - Limited D General D Partner _,. CJ Limited D General 0 Individual CJ Attorney in Fact D Individual D Attorney in Fact D Trustee [J Guardian or Conservator O Trustee []Guardian or Conservator []Other: ·------------- 0 Other: -------------’-’ Signer Is Representing: _________ Signer Is Representing: _________ ©2014 National us NOTARY (1-800--876-6827) Item #5907